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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  ------------




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 19, 1997
                        (Date of earliest event reported)


                                 S3 INCORPORATED
             (Exact name of registrant as specified in its charter)


            Delaware                   0-21126                 77-0204341
  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)


           2801 Mission College Boulevard, Santa Clara, CA 95052-8058
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 588-8000


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Item 5.  Other Events.
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         On Friday, December 19, 1997, S3 Incorporated announced that it has appointed Terry Holdt as its Chief Executive Officer, President and Chairman of the Board. Gary Johnson has been named Vice Chairman of the Board and co-founder Diosdado Banatao has resigned as Chairman of the Board, but will continue to serve as a member of the Board of Directors.

                                       -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  December 22, 1997.


                          S3 INCORPORATED



                          By       /s/ Gary J. Johnson
                                            --------------------
                                   Gary J. Johnson, Vice Chairman


                                       -3-

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